SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2002

JDN REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-12844

(Commission File Number)

58-1468053

(IRS Employer Identification Number)

359 East Paces Ferry Road Suite 400 Atlanta, Georgia 30305

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 262-3252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On October 4, 2002, Developers Diversified Realty Corporation, an Ohio corporation (“DDR”), DDR Transitory Sub, Inc., a Maryland corporation and wholly-owned subsidiary of DDR (“Sub”), and JDN Realty Corporation, a Maryland corporation (“JDN”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, and subject to certain conditions being satisfied or waived, Sub will merge with and into JDN (the “Merger”) with JDN surviving the Merger as a subsidiary of DDR. At the effective time of the Merger, each share of JDN common stock will be converted into 0.518 shares of DDR common stock. Each share of JDN preferred stock will be converted into one share of DDR voting preferred stock.

     The following shareholders of DDR have each entered into a voting agreement with JDN pursuant to which, among other things, they have agreed to vote their shares of DDR common stock in favor of the approval of the Merger Agreement:

SHAREHOLDER	TITLE

Scott A. Wolstein	Chairman and Chief Executive Officer

David M. Jacobstein	President and Chief Operating Officer

Daniel B. Hurwitz	Executive Vice President

James A. Schoff	Senior Investment Officer

Joan U. Allgood	Senior Vice President and Secretary

William H. Schafer	Senior Vice President and Chief Financial Officer

Eric M. Mallory	Senior Vice President

Richard E. Brown	Senior Vice President

     The following stockholders of JDN have each entered into a voting agreement with DDR pursuant to which, among other things, they have agreed to vote their shares of JDN common stock in favor of the approval of the Merger Agreement:

STOCKHOLDER	TITLE

William G. Byrnes	Director

Haywood D. Cochrane Jr.	Director

William B. Greene	Director

Craig Macnab	President, Chief Executive Officer and Director

Philip G. Satre	Director

Lee S. Wielansky	Director

     The preceding is qualified in its entirety by reference to the Merger Agreement and the forms of voting agreements, copies of which are attached hereto as Exhibits 2.1, 99.1 and 99.2 respectively, and which are incorporated herein by reference. A copy of the press release jointly issued by DDR and JDN announcing the signing of the Merger Agreement is attached hereto as Exhibit 99.3.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 2.1	Agreement and Plan of Merger, dated as of October 4, 2002, by and among Developers Diversified Realty Corporation, JDN Realty Corporation and DDR Transitory Sub, Inc.

	Exhibit 99.1	Form of Voting Agreement by and among certain stockholders of Developers Diversified Realty Corporation and JDN Realty Corporation.

	Exhibit 99.2	Form of Voting Agreement by and among certain stockholders of JDN Realty Corporation and Developers Diversified Realty Corporation.

	Exhibit 99.3	Press Release, dated October 4, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDN REALTY CORPORATION

Date: October 8, 2002	By:	/s/ John D. Harris, Jr. John D. Harris , Jr. Chief Financial Officer

Exhibit Index

Exhibit 2.1	Agreement and Plan of Merger, dated as of October 4, 2002, by and among Developers Diversified Realty Corporation, JDN Realty Corporation and DDR Transitory Sub, Inc.

Exhibit 99.1	Form of Voting Agreement by and among certain stockholders of Developers Diversified Realty Corporation and JDN Realty Corporation.

Exhibit 99.3	Form of Voting Agreement by and among certain stockholders of JDN Realty Corporation and Developers Diversified Realty Corporation.

Exhibit 99.3	Press Release, dated October 4, 2002.